UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )

Filed by the Registrant ☒              Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CarMax, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:
(2)	Aggregate number of securities to which the transaction applies:
(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of the transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on June 26, 2017, at 1:00 p.m. ET

CARMAX, INC.

Hilton Richmond Hotel, Short Pump
12042 West Broad Street, Richmond Virginia 23233

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 12, 2017.

Please visit www.carmaxproxy.com, where the following materials are available for view:

• Notice of 2017 Annual Meeting of Shareholders and Proxy Statement
• Annual Report on Form 10-K for the fiscal year ended February 28, 2017
• Form of Electronic Proxy Card

TO REQUEST MATERIAL:	TELEPHONE: 888-776-9962 (international callers dial 718-921-8562) E-MAIL: info@astfinancial.com WEBSITE: www.carmaxproxy.com

TO VOTE:
ONLINE: To access your online proxy card, please visit www.carmaxproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.carmaxproxy.com up until 11:59 PM ET the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the Annual Meeting, please contact the Hilton Richmond Hotel, Short Pump at 804-364-3600.

TELEPHONE: To vote by telephone, please visit www.carmaxproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a proxy card by following the instructions above.

1.	Election of Directors for a one-year term expiring at the 2018 Annual Shareholders’ Meeting:		2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm.

	NOMINEES:	Ronald E. Blaylock Sona Chawla Alan B. Colberg Thomas J. Folliard Jeffrey E. Garten Shira Goodman W. Robert Grafton Edgar H. Grubb William D. Nash Marcella Shinder John T. Standley Mitchell D. Steenrod William R. Tiefel	3.	To approve, in an advisory (non-binding) vote, the compensation of our named executive officers.

			4.	To determine, in an advisory (non-binding) vote, whether a shareholder vote to approve the compensation of our named executive officers should occur every one, two, or three years

			5.	To approve the CarMax, Inc. Annual Performance-Based Bonus Plan, as amended and restated.

			6.	To vote on a shareholder proposal for a report on political contributions, if properly presented at the meeting.

			7.	To transact any other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.
			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF DIRECTORS; “FOR” PROPOSAL 2; “FOR” PROPOSAL 3; "1 YEAR" FOR PROPOSAL 4; "FOR" PROPOSAL 5; AND "AGAINST" PROPOSAL 6.
Please note that you cannot use this notice to vote by mail.